Exhibit 99.1

30,000,000 Shares

SEAGATE TECHNOLOGY

COMMON SHARES, $0.00001 PAR VALUE PER SHARE

REGISTRATION AGREEMENT

RELATING TO A FORWARD SALE TRANSACTION

IN THE ABOVE-REFERENCED SECURITIES

December 9, 2004

December 9, 2004

Goldman, Sachs & Co.

85 Broad Street

New York, New York 10004

Dear Sirs and Mesdames:

New SAC, a Cayman Islands exempted limited liability company (the “Selling Shareholder” or “New SAC”), a shareholder of Seagate Technology, an exempted limited liability company incorporated under the laws of the Cayman Islands (the “Company”), has entered into a forward sale agreement, dated the date hereof (the “Forward Sale Agreement”), in the form of Annex I hereto with Goldman Sachs Financial Markets, L.P. (“GSFM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs” or “Underwriter”). Subject to the terms and conditions of the Forward Sale Agreement, the Selling Shareholder has agreed to deliver up to 30,000,000 Common Shares, $0.00001 par value per share (the “Forward Shares”), of the Company or cash to GSFM. Subject to certain conditions, Goldman Sachs may sell up to 30,000,000 Common Shares pursuant to the Prospectus (the “Fixed Price Shares”). The Fixed Price Shares offered by the Prospectus may be borrowed by Goldman Sachs from stock lenders. Forward Shares received from the Selling Shareholder under the Forward Sale Agreement may be used to settle or close out open borrowings created in connection with the sale of the Fixed Price Shares.

The Company proposes to file with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), a prospectus supplement to the Prospectus included in its Registration Statement (both as defined below) relating to the offer and sale of the Fixed Price Shares by Goldman Sachs in a fixed price offering. The Prospectus as amended and supplemented by such prospectus supplement in the form approved by Goldman Sachs and first used to confirm sales of the Fixed Price Shares is herein called the “Fixed Price Prospectus.”

The Company has filed with the Commission in accordance with the provisions of the Securities Act, and the rules and regulations of the Commission thereunder, including Rule 415 thereunder, a registration statement (No. 333-117517) on Form S-3, including a prospectus, for the registration of the Common Shares. The term “Registration Statement” means such registration statement, including the exhibits thereto, as amended to the date of this Agreement. The term “Base Prospectus” means the prospectus included in the Registration Statement. If the Company has filed or files an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) (the “Rule 462 Registration Statement”) under the Securities Act, then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.

The Company has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the “Fixed Price Prospectus”) pursuant to Rule 424 under the Securities Act. The term “Prospectus” means the Fixed Price Prospectus as initially filed together with the Base Prospectus in the form in which it was declared effective by the Commission. As used herein, the terms “Base Prospectus,” “Prospectus” and “Registration Statement” shall include in each case the documents, if any, incorporated or deemed to be incorporated by reference therein (it being understood that any statement contained in a document incorporated or deemed to be incorporated by reference in the Base Prospectus, Fixed Price Prospectus or Registration Statement, or any supplements or amendments to any of such documents, shall not be deemed to constitute a part thereof to the extent modified or superseded by a statement contained in any subsequently filed document which also is or is deemed to be incorporated by reference therein). The terms “supplement” and “amendment” or “amend” as used in this Agreement shall include all documents filed subsequent to the date of the Base Prospectus, as the case may be, by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference in the Prospectus.

1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Underwriter that:

(a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

(b) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein.

(c) The Company has been duly incorporated, is validly existing as an exempted limited liability company in good standing under the laws of the Cayman Islands, has the corporate or other power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(d) Each subsidiary of the Company has been duly incorporated (or organized), is validly existing as a corporation, limited liability company or other similar entity in good standing under the laws of the jurisdiction of its incorporation (or organization), has the corporate or other power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

(e) This Agreement has been duly authorized, executed and delivered by the Company.

(f) The authorized share capital of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

(g) The issued common shares of the Company (including any Forward Shares delivered to GSFM by the Selling Shareholder, either to secure, as collateral or otherwise, or consummate the Selling Shareholder’s obligations under the Forward Sale Agreement) have been duly authorized and are validly issued, fully paid and non-assessable.

(h) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law (except for such contraventions of applicable law that would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement), or the memorandum and articles of association of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary (except for contraventions of any such judgment, order or decree that would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement), and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as (i) may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Fixed Price Shares or (ii) the failure of which to obtain would not reasonably be expected to have a material adverse effect on the power or ability of the Company to perform its obligations under this Agreement.

(i) There has been no material adverse change, or, to the knowledge of the Company, any development involving a prospective material adverse change, in the financial condition or in the earnings, business affairs or management of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).

(j) There are no legal or governmental actions, suits or proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(k) The financial statements (including the summary financial information of the Company and the selected historical consolidated financial information of the Company) included in the Registration Statement or the Prospectus present fairly in all material respects the financial position of the entities purported to be covered as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis (except, in each case, that the summary and selected historical consolidated financial information of the Company does not include the notes to consolidated financial statements that would appear if full financial statements had been presented for the Company and that interim periods of the Company and its predecessor have been combined therein into full year and nine-month periods); and the unaudited pro forma consolidated financial statements comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X.

(l) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

(m) The Company is not required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(n) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(o) Except as disclosed in the Prospectus, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(p) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Forward Shares registered pursuant to the Registration Statement.

(q) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding share capital, nor declared, paid or otherwise made any dividend or distribution of any kind on its share capital other than ordinary and customary dividends; and (iii) there has not been any material change in the share capital or capital stock or long-term debt of the Company and its subsidiaries, except, in the case of each of (i), (ii) and (iii) above, as described in the Prospectus.

(r) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus, such as do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or such as would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Prospectus.

(s) Except as disclosed in the Registration Statement and the Prospectus, the Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names and other intellectual property currently employed by them in connection with the business now operated by them, and neither the Company nor, to the knowledge of the Company, any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(t) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in the Prospectus, or, to the knowledge of the Company, is imminent.

(u) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for, other than as would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Prospectus.

(v) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses except such as the failure of which to obtain would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, and neither the Company nor, to the knowledge of the Company, any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Prospectus.

(w) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(x) As of the date of the preliminary prospectus, all of the material assets previously used in the rigid disc drive operations of New SAC, the parent company of the Company, and its subsidiaries are held by the Company and its subsidiaries.

(y) Each periodic report containing financial statements filed with the Commission by the Company pursuant to section 13(a) of the Exchange Act complied with the requirements of such section and the information in such reports fairly presented, in all material respects, the financial condition and results of operations of the Company, as of the date of each such filing.

(z) The Company is aware of no reason that its Quarterly Report on Form 10-Q for the quarter ended December 31, 2004 would not be accompanied by the certifications required to be filed or submitted by the Company’s chief executive officer and chief financial officer pursuant to the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder.

2. Representations and Warranties of the Selling Shareholder. The Selling Shareholder represents and warrants to and agrees with the Underwriter that:

(a) This Agreement and the Forward Sale Agreement have been duly authorized, executed and delivered by the Selling Shareholder.

(b) The execution and delivery by the Selling Shareholder of, and the performance by the Selling Shareholder of its obligations under, this Agreement and the Forward Sale Agreement will not contravene any provision of applicable law, or the memorandum and articles of association of the Selling Shareholder, or any agreement or other instrument binding upon the Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Selling Shareholder of its obligations under this Agreement and the Forward Sale Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Fixed Price Shares.

(c) The Selling Shareholder has, and immediately prior to delivery of the Forward Shares to GSFM pursuant to the Forward Sale Agreement the Selling Shareholder will have, valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the Forward Shares to be sold by the Selling Shareholder free and clear of all security interests, claims, liens, equities or other encumbrances (except for any lien or security interest in favor of GSFM) and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Forward Sale Agreement and to sell, transfer and deliver the Forward Shares to be sold by the Selling Shareholder or a security entitlement in respect of such Forward Shares.

(d) Upon payment for the Forward Shares to be sold by the Selling Shareholder pursuant to the Forward Sale Agreement, delivery of such Forward Shares, as directed by GSFM, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Forward Shares in the name of Cede or such other nominee and the crediting of such Forward Shares on the books of DTC to securities accounts of GSFM (assuming that neither DTC nor GSFM has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Forward Shares), (A) DTC shall be a “protected purchaser” of such Forward Shares within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, GSFM will acquire a valid security entitlement in respect of such Forward Shares and (C) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Forward Shares may be asserted against GSFM with respect to such security entitlement; for purposes of this representation, the Selling Shareholder may assume that when such payment, delivery and crediting occur, (x) such Forward Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share register in accordance with its memorandum and articles of association and applicable law, (y) DTC will be registered as a

“clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of GSFM on the records of DTC will have been made pursuant to the UCC.

(e) (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that the representations and warranties set forth in this paragraph 2(e) are limited to statements or omissions in the Registration Statement or Prospectus made in reliance upon information relating to the Selling Shareholder furnished to the Company in writing by the Selling Shareholder expressly for use in the Registration Statement, the Prospectus or any amendments or supplements thereto.

3. Agreements to Sell and Purchase.

(a) Subject to the terms and conditions herein set forth, Goldman Sachs agrees to offer the Fixed Price Shares in the manner contemplated by the Fixed Price Prospectus. Goldman Sachs anticipates that the time and date of delivery of the initial sale of Fixed Price Shares to purchasers thereof will be 10:00 a.m., New York City time, on December 14, 2004 or such other time and date as Goldman Sachs may designate. Such time and date for delivery of such Fixed Price Shares is herein called the “Time of Delivery”.

(b) Goldman Sachs will sell the Fixed Price Shares at an initial price to the public of $16.75 per share and will receive an underwriting discount of $0.13 per share.

4. Conditions to GSFM and the Underwriter’s Obligations. The obligations of the Selling Shareholder to sell the Forward Shares to GSFM, the obligation of the Underwriter to offer the Fixed Price Shares and the obligations of GSFM to purchase and pay for the Forward Shares pursuant to the Forward Sale Agreement are subject to the condition that the Registration Statement shall be effective on the date hereof. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been timely filed with the Commission under the Securities Act and in accordance with Section 5(b) hereof.

The obligations of the Underwriter are subject to the following further conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Time of Delivery:

(i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded the Company or any of the Company’s securities by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

(ii) there shall not have occurred any change, or any development involving a prospective change, in the financial condition, earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Fixed Price Shares on the terms and in the manner contemplated in the Prospectus.

(b) The Underwriter shall have received on the Time of Delivery a certificate, dated the Time of Delivery and signed by an executive officer of the Company, to the effect set forth in Section 4(a)(i) above and to the effect that, to such officer’s knowledge after due inquiry, the representations and warranties of the Company contained in this Agreement that are qualified as to materiality are true and correct, and those not so qualified are true and correct in all material respects, as of the Time of Delivery and that the Company has complied in all material respects with all of the agreements and has satisfied in all material respects all of the conditions on its part to be performed or satisfied hereunder on or before the Time of Delivery.

(c) The Underwriter shall have received on the Time of Delivery an opinion of Simpson Thacher & Bartlett LLP, outside U.S. counsel for the Company and the Selling Shareholder, dated the Time of Delivery, to the effect set forth in Exhibit A.

(d) The Underwriter shall have received on the Time of Delivery an opinion of Walkers, on behalf of the Company and the Selling Shareholder, Maples and Calder, outside Cayman Islands counsel for the Company, and William Hudson, General Counsel of the Company, in each case dated the Time of Delivery, to the effect set forth in Exhibit B, Exhibit C and Exhibit D, respectively.

(e) The Underwriter shall have received on the Time of Delivery an opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Underwriter, dated the Time of Delivery, to the effect set forth in Exhibit E.

The opinions of Simpson Thacher & Bartlett LLP, Walkers and William Hudson described in Sections 4(c) and 4(d) above shall be rendered to the Underwriter at the request of the Company or the Selling Shareholder, as the case may be, and shall so state therein.

(f) The Underwriter shall have received, on the Time of Delivery, a letter dated the Time of Delivery, in form and substance satisfactory to the Underwriter, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter shall use a “cut-off date” not earlier than the date hereof.

5. Covenants of the Company. In further consideration of the agreements of the Underwriter herein contained, the Company covenants with the Underwriter as follows:

(a) To furnish to you, without charge, nine signed copies of the Registration Statement (including exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 5(c) below, as many copies of the Fixed Price Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

(b) Before amending or supplementing the Registration Statement or the Fixed Price Prospectus during the period mentioned in Section 7(c) below, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

(c) If, during such period after the first date of the public offering of the Fixed Price Shares as in the opinion of counsel for the Underwriter the Prospectus is required by law to be delivered in connection with sales by the Underwriter or a dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading (including any amendment or supplement to the Prospectus that is made to correct any untrue statement of a material fact or omission of a material fact), or if, in the opinion of counsel for the Underwriter, it is necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriter and to the dealers (whose names and addresses you will furnish to the Company) to which the Fixed Price Shares may have been sold by you and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

(d) To endeavor to qualify the Fixed Price Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided, however, that nothing contained herein shall require the Company to qualify to do business in any jurisdiction, to execute a general consent to service of process in any state or to subject itself to taxation in any jurisdiction in which it is otherwise not so subject.

(e) To make generally available to the Company’s security holders and to you as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

(f) Until such time as Goldman Sachs has notified the Company that it has completed the distribution of the Fixed Price Shares, each of the Company and the Selling Shareholder (and any “affiliated purchaser” of either party as defined in Regulation M) will consult with Goldman Sachs if it proposes, directly or indirectly, to bid for, purchase or attempt to induce any person to bid for or purchase, Common Shares, any “reference security” as defined in Regulation M, any other securities that are convertible into or exchangeable or exercisable for, Common Shares during any “restricted period” as defined in Regulation M.

(g) The Selling Shareholder shall have complied with all of its obligations under the Forward Sale Agreement; no event or circumstance shall exist that would permit with the giving of notice or lapse of time or both the termination or early close out of the Forward Sale Agreement by GSFM; and the Forward Sale Agreement shall be in full force and effect.

6. Covenant of the Selling Shareholder. The Selling Shareholder hereby agrees that, without the prior written consent of Goldman Sachs, it will not, during the period ending 30 days after the date of the Fixed Price Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any (A) Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or (B) any Ordinary Shares, $0.0001 par value per share or Non-Voting Ordinary Shares, $0.0001 par value per share of New SAC (collectively, the “Share Capital”) or any securities convertible into or exercisable or exchangeable for Share Capital or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares or Share Capital, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares, Share Capital or other securities, in cash or otherwise.

The restrictions contained in the preceding paragraph shall not apply to the following transactions:

(a) the Forward Shares;

(b) the issuance by New SAC of Share Capital upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriter has been advised in writing; or

(c) the issuance of Share Capital pursuant to the New SAC 2000 Restricted Share Plan and the New SAC 2001 Restricted Share Plan, in each case as described in the Prospectus.

In addition, the Selling Shareholder agrees that, without the prior written consent of Goldman Sachs, it will not, during the period ending 30 days after the date of the Fixed Price Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Common Shares or any security convertible into or exercisable or exchangeable for Common Shares or Share Capital. Furthermore, New SAC agrees that, without the prior written consent of Goldman Sachs, it will not, during the period ending 30 days after the date of the Fixed Price Prospectus, file a registration statement under the Securities Act with respect to any securities of New SAC.

7. Expenses. Whether or not the transactions contemplated in this Agreement or the Forward Sale Agreement are consummated or this Agreement or the Forward Sale Agreement is terminated, the Company and the Selling Shareholder agree to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement and the Forward Sale Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel, the Company’s accountants and counsel for the Selling Shareholder in connection with the registration and delivery of the Fixed Price Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Fixed Price Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriter and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Forward Shares to GSFM, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky memorandum in connection with the offer and sale of the Fixed Price Shares under state securities laws and all expenses in connection with the qualification of the Fixed Price Shares for offer and sale under state securities laws as provided in Section 5(c) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky memorandum, and all filing fees and the reasonable fees and disbursements of counsel to the Underwriter incurred in connection with the review and qualification of the offering of the Forward Shares by the National Association of Securities Dealers, Inc. provided that such fees and disbursements shall not exceed $5,000 in the aggregate, (iv) the costs and charges of any transfer agent, registrar or depositary and (v) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled “Indemnity and Contribution”, and the last paragraph of Section 10 below, the Underwriter will pay all of its costs and expenses, including fees and disbursements of its counsel, stock transfer taxes payable on sale of any of the Fixed Price Shares by it and any advertising expenses connected with any offers it may make.

The provisions of this Section shall not supersede or otherwise affect any agreement that the Company and the Selling Shareholder may otherwise have for the allocation of such expenses among themselves.

8. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless the Underwriter, each person, if any, who controls the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Underwriter within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of the Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Fixed Price Shares, or any person controlling the Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the

Fixed Price Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities unless such failure is the result of noncompliance by the Company with paragraph (a) of Section 5.

(b) The Selling Shareholder agrees to indemnify and hold harmless (i) the Underwriter, each person, if any, who controls the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Underwriter within the meaning of Rule 405 under the Securities Act, and (ii) the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the Selling Shareholder furnished in writing by or on behalf of the Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of the Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Fixed Price Shares, or any person controlling the Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Fixed Price Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities unless such failure is the result of noncompliance by the Company with paragraph (a) of Section 5. The liability of the Selling Shareholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the net proceeds received by the Selling Shareholder from the sale of the Forward Shares.

(c) The Underwriter agrees to indemnify and hold harmless the Company, the Selling Shareholder, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or the Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to the Underwriter or GSFM furnished to the Company in writing by such

Underwriter expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

(d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a), 8(b) or 8(c), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to an actual or potential conflict (based upon the advice of outside counsel to the indemnified party). It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Underwriter and all persons, if any, who control the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of the Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Selling Shareholder and all persons, if any, who control the Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriter and such control persons and affiliates of the Underwriter, such firm shall be designated in writing by Goldman Sachs. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholder and such control persons of the Selling Shareholder, such firm shall be designated in writing by the Selling Shareholder. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(e) To the extent the indemnification provided for in Section 8(a), 8(b) or 8(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Fixed Price Shares or (ii) if the allocation provided by clause 8(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Selling Shareholder on the one hand and the Underwriter on the other hand in connection with the offering of the Fixed Price Shares shall be deemed to be in the same respective proportions as the net proceeds from the sale of the Fixed Price Shares (before deducting expenses) received by the Selling Shareholder and the total underwriting discounts and commissions received by the Underwriter from the sale of the Fixed Price Shares by the Underwriter to the public. The relative fault of the Selling Shareholder on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Selling Shareholder or by the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The liability of the Selling Shareholder under the contribution agreement contained in this paragraph shall be limited to an amount equal to the net proceeds received by the Selling Shareholder from the sale of the Forward Shares under the Forward Sale Agreement.

(f) The Selling Shareholder and the Underwriter agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Fixed Price Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(g) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company and the Selling Shareholder contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriter, any person controlling the Underwriter or any affiliate of the Underwriter, the Selling Shareholder or any person controlling the Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Forward Shares.

9. Termination. The Underwriter may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Time of Delivery (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Fixed Price Shares on the terms and in the manner contemplated in the Prospectus.

10. Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of the Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement or because of any termination pursuant to subsection (ii) of Section 9 hereof, or if for any reason the Selling Shareholder shall be unable to perform its obligations under this Agreement, the Selling Shareholder will reimburse the Underwriter for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.

11. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

13. Consent to Jurisdiction; Appointment of Agent for Service of Process; Judgment Currency.

(a) The Company and the Selling Shareholder each agree that any suit, action or proceeding against the Company or the Selling Shareholder arising out of or relating to this Agreement may be instituted in any state or U.S. Federal court in the Borough of Manhattan, The City of New York, New York, and any appellate court from any thereof, and each of them irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. The Company and the Selling Shareholder each irrevocably waives, to the fullest extent permitted by law, any objection to any suit, action or proceeding that may be brought in connection with this Agreement, including such actions, suits or proceedings relating to securities laws of the United States of America or any state thereof, in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. The Company and the Selling Shareholder each agree that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company or the Selling Shareholder, as the case may be, and may be enforced in any court to the jurisdiction of which the Company or the Selling Shareholder, as the case may be, is subject by a suit upon such judgment; provided that service of process is affected upon the Company or the Selling Shareholder, as the case may be, in the manner provided by this Section 13.

(b) The Company and the Selling Shareholder each have appointed CT Corporation System, with offices on the date hereof at 818 West Seventh Street, Suite 200, Los Angeles, California 90017, as its authorized agent (the “Authorized Agent”), upon whom process may be served in any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated herein which may be instituted in any state or U.S. Federal court in the Borough of Manhattan, The City of New York, New York, and each expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. The Company and the Selling Shareholder hereby represent and warrant that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company and the Selling Shareholder agree to take any and all action, including the filing of any and all documents that may be necessary to continue such respective appointment in full force and effect for the term of this Agreement. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company and the Selling Shareholder. Notwithstanding the foregoing, any action involving the Company or the Selling Shareholder arising out of or relating to this Agreement may be instituted in any court of competent jurisdiction in any other jurisdiction.

(c) Any action, suit or proceeding brought by the Company or the Selling Shareholder against the Underwriter arising out of or based upon this Agreement and the transactions contemplated herein shall be brought solely in a U.S. Federal or state court in the Borough of Manhattan, The City of New York, New York, and neither the Company or the Selling Shareholder shall initiate or seek to initiate, in the Cayman Islands or any other jurisdiction other than in such New York courts, any action, suit or proceeding against the Underwriter arising out of or based upon this Agreement and the transactions contemplated herein. The foregoing shall apply, without limitation, to any action seeking to obtain any injunction or declaratory judgment against the enforcement of, or a declaratory judgment concerning, any claim by the Underwriter in respect of this Agreement and any transaction contemplated herein, and any action challenging the enforceability of or seeking to invalidate in any respect the submission by the Company or the Selling Shareholder hereunder to the jurisdiction of such New York courts or the designation, pursuant to this Section 14, of the laws of the State of New York as the law applicable to this Agreement.

(d) The provisions of this Section 13 shall survive any termination or cancellation of this Agreement.

14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a) if to the Company or the Selling Shareholder, shall be delivered or sent by mail or telecopy transmission to 920 Disc Drive, Scotts Valley, California 95066, Attention: William L. Hudson, Senior Vice President, General Counsel and Secretary (Facsimile: (831) 438-6675); with a copy to Simpson Thacher & Bartlett LLP, 3330 Hillview Avenue, Palo Alto, California 94304, Attention: William H. Hinman, Jr. (Facsimile: (650) 251-5002); or

(b) if to the Underwriter, shall be delivered or sent by mail or telecopy transmission to Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; with a copy to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, Attention: Larry W. Sonsini (Facsimile: (650) 493-6811).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Shareholder shall only be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriter by Goldman, Sachs & Co.

15. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

Very truly yours,

SEAGATE TECHNOLOGY

By:	/s/ WILLIAM L. HUDSON
	Name:	William L. Hudson
	Title:	Executive Vice President and General Counsel

NEW SAC, as Selling Shareholder

By:	/s/ WILLIAM L. HUDSON
	Name:	William L. Hudson
	Title:	Executive Vice President and General Counsel

Accepted as of the date hereof

GOLDMAN, SACHS & CO.

By:	GOLDMAN, SACHS & CO.

By:	/s/ GOLDMAN, SACHS & CO.
	Name:	Kenneth L. Hirsch
	Title:	Managing Director